Net Deferred Tax Asset and Liabilities (Detail) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets:
Loan loss reserves	$ 1,078,736	$ 1,058,955
Reserve for other real estate	495,163	494,783
Income tax loss carryover	2,644,960	2,045,540
Other	9,130	6,252
Total	4,227,989	3,605,530
Deferred tax liabilities:
Depreciation	166,103	205,819
Valuation allowance	(4,061,886)	(3,399,711)
Net deferred tax assets